Cannell Capital LLC

245 Meriwether Circle

Alta, WY 83414

☏ Tel (307) 733-2284 📠 Fax (307) 264-0600

✉ info@cannellcap.com

February 25, 2019

By Facsimile, Email and Overnight Courier

Jeffrey Eberwein
Chief Executive Officer
Hudson Global, Inc.
53 Forest Avenue
Old Greenwich, CT 06870

Re: Notice of Intention to Present Business and Nomination

Ladies and Gentlemen:

Tonga Partners, L.P., a Delaware limited partnership (the “Nominating Stockholder”), is a stockholder of Hudson Global, Inc., a Delaware corporation (the “Company”). As of the date hereof, the Nominating Stockholder is the record holder of 1,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock’). In accordance with Section 4 of Article II of the Company's Amended and Restated By-Laws dated June 15, 2015 (the “By-Laws”), the undersigned hereby notifies the Secretary of the Company of its intent to nominate five (5) persons for directorship (the “Nomination”) at the first annual meeting of stockholders of the Company after the date hereof (the “Annual Meeting”). Capitalized terms that are not otherwise defined herein shall have the meanings set forth in the By-Laws.

The Nominating Stockholder has presented five (5) nominees as opposed to a full slate of six (6) because it seeks only nominal representation on the Board of Directors of the Company (the “Board”).

All information set forth herein is as of the date hereof unless otherwise indicated.

A. INFORMATION RELATING TO THE STOCKHOLDER NOMINEE

As stated above, the Nominating Stockholder is hereby providing notice of its intent to nominate John Barton, Gerard Eastman, John Flood, Jeremy Nowak and Theodore Smith III (“Barton”), “Eastman”), “Flood”), “Nowak”), “Smith”) and collectively the “Stockholder Nominees”) at the Annual Meeting to stand for election to the Board.

It is the Nominating Stockholder's intention that the Stockholder Nominees stand for election to replace five directors up for election by holders of Common Stock at the Annual Meeting. If the Board fixes the number of nominees to be elected by holders of Common Stock at the Annual Meeting at less than five, the Nominating Stockholder shall adjust the number of its nominees accordingly. The Nominating Stockholder reserves the right to withdraw some or all of its Stockholder Nominees prior to the Annual Meeting. The Nominating Stockholder hereby sets forth the priority of the candidates in the order set forth below.

Priority	Stockholder Nominee
1.	Mr. Smith III
2.	Mr. Barton
3.	Mr. Nowak
4.	Mr. Flood
5.	Mr. Eastman

Enclosed is a completed questionnaire with respect to the background and qualification of the Stockholder Nominees in the form provided by the Secretary of the Company to the Nominating Stockholder (each, a “Questionnaire”).

Set forth herein is additional information regarding the Nominating Stockholder, its associated persons (the “Stockholder Associated Persons”), the Stockholder Nominees and others in connection with the Nomination, including the information requested in Section 4 of Article II of the By-Laws.

1.	WRITTEN CONSENT OF STOCKHOLDER NOMINEE TO NOMINATION
See Exhibits 1 attached hereto.
2.	NAME, AGE, BUSINESS ADDRESS AND RESIDENCE ADDRESS OF STOCKHOLDER NOMINEE
Stockholder Nominee	Age	Business Address
Theodore Smith III	55	70 E 55th Street, Floor 10 New York, NY 10022
John Barton	55	119 Rowayton Ave Rowayton, CT 06853
Jeremy Nowak	43	265 E 66th Street Apt 2C New York, NY 10021
John Flood	61	222 S 9th Street, Suite 350 Minneapolis, MN 55402
Gerard Eastman	61	PO Box 844 Locust Valley, NY 11560
3.	BUSINESS EXPERIENCE AND OTHER QUALIFICATIONS OF THE STOCKHOLDER NOMINEE
See Appendix A of each Questionnaire.
4.	CLASS AND NUMBER OF SHARES OF COMMON STOCK HELD OF RECORD AND BENEFICIALLY OWNED BY THE STOCKHOLDER NOMINEE
The Stockholder Nominees do not currently own or have the right to acquire any shares of the common stock of the Company.
The Stockholder Nominees do not hold any significant equity interests or any synthetic equity interests or short interest in any principal competitor of the Company.
5.	OTHER INFORMATION REQUIRED BY THE PROXY RULES REGARDING THE STOCKHOLDER NOMINEE AND STOCKHOLDER ASSOCIATED PERSONS
Other information that would be required to be included in a Proxy Statement on Schedule 14A under the Exchange Act in connection with the solicitation of proxies for the election of the Stockholder Nominees is set forth below. Item numbers correspond to the Items in Schedule 14A.
There are no direct or indirect arrangements or understandings between the Nominating Stockholder, the Stockholder Associated Persons and/or the Stockholder Nominees.
Item 4 - Persons Making the Solicitation
(b) Solicitation subject to Rule 14a-12(c).
(1)	The solicitation is made by the Nominating Stockholder.
(2)	There are no participants in the solicitation that have been employed to solicit the security holders.
(3)	There are no persons who have been engaged to solicit the security holders. The Nominating Stockholder reserves the right to engage financial advisors or proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Exchange Act.
(4)	There are no expenditures to date and no estimate on the total amount to be spent in connection with the solicitation of the security holders. See item (3) directly above.
(5)	The eventual cost of the solicitation, if any, will be borne by the Nominating Stockholder.
(6)	This solicitation has not been terminated pursuant to any settlement between the Company and the Nominating Stockholder or a Stockholder Associated Person.
Item 5 - Interests of Certain Persons in Matters to be Acted Upon
(b) Solicitations subject to Rule 14a-12(c).
There is no substantial interest, direct or indirect, by security holdings or otherwise, of each participant.
See Sections A.2., A.3. A.4. above and Exhibit 2 hereto.
During the past ten years, the Stockholder Nominees have not been convicted in any criminal proceeding (excluding traffic violations or similar misdemeanors).
The Stockholder Nominees do not currently own any shares of the common stock of the Company.
To the best of the knowledge of the Stockholder Nominees and their associates, none of such persons has been, within the past year, a party to any contract, arrangement or understanding with any person with respect to any shares of Common Stock of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies.
None of the Stockholder Nominees’ associates own any shares of Common Stock nor have they purchased or sold such securities within the past two years.
The Stockholder Nominees do not own beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.
Neither the Stockholder Nominees nor their associates have any arrangement or understanding with any person with respect to (i) any future employment with the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates may be a party.
No family relationships exist between the Stockholder Nominee and any Company director or executive officer and the Stockholder Nominee.
Item 6 - Voting Securities and Principal Holders Thereof
(a)	The class of securities owned by the Nominating Stockholder is disclosed in Section B.2. The number of shares of Common Stock outstanding is 32,047,353, as reported in the Company’s most recent Annual Report on Form 10-Q filed with the Securities and Exchange Commission on November 1, 2018.
(b)	The record date is as of the date of this notice.
(d)	The information required by Item 403 of Regulation S-K is set forth below.
Item 403
(a)	Security ownership of certain beneficial owners:
Neither the Stockholder Nominees nor the Nominating Stockholder is the beneficial owner of more than five percent of any class of the Company’s voting securities.
(b)	Security ownership of management.
Disclosed in A.4.
(c)	Changes in control.
The Nominating Stockholder is not aware of any arrangements including any pledge by any person of securities of the Company or any of its affiliates, the operation of which may at a subsequent date result in a change in control of the Company.
Item 7 - Directors and Executive Officers
(a)	(a) The information required by Instruction 4 to Item 103 of Regulation S-K with respect to the Stockholder Nominees are set forth below:
The Stockholder Nominees are not involved in any material proceeding with respect to the Company, nor do the Stockholder Nominees have a material interest adverse to the Company or any of its subsidiaries.
(b)	The Information required by Items 401, 404(a) and (b), 405 and 407(d)(4), (d)(5) and
(h)	of Regulation S-K, with respect to the Stockholder Nominees, is set forth below:
Item 401:
(a)	Identification of Directors. The name and age of the Stockholder Nominees are set forth above under Section A.2 above. There is no arrangement or understanding between the Stockholder Nominees and any other person pursuant to which they were or are to be selected as a Stockholder Nominee or director. The Stockholder Nominees do not currently hold any position or office with the Company and have never served previously as a director of the Company.
(d)	Family Relationships. No family relationship exists between the Stockholder Nominees, on the one hand, and the Company, a director or executive officer of the Company, on the other hand.
(e)	Business Experience. The principal occupation and business experience of the Stockholder Nominees are set forth above under Section A.3.
To the best knowledge of the Nominating Stockholder, the Stockholder Nominees and their associates, none of the corporations or organizations set forth above under Section A.3 is otherwise a parent, subsidiary or other affiliate of the Company.
Other than as set forth herein, the Stockholder Nominees are not directors of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) thereof, or any registered investment company under the Investment Company Act of 1940, as amended
(f)	Involvement in Certain Legal Proceedings.
The Stockholder Nominees have not been the subject of any order, action or proceeding or otherwise involved in any of the events of the type described in Item 40 l (f), including during the last ten years.
Item 404(a):
Since the beginning of the Company's last fiscal year, neither the Stockholder Nominees nor their associates, including any member of their immediate family, has any material interest in any transaction, or has any material interest in a proposed transaction, to which the Company or any subsidiary of the Company was or is to be a party and in which the amount involved exceeded $120,000.
Item 404(b):
Neither the Stockholder Nominees nor their associates, including any member of their immediate family, has had during the Company's last fiscal year any relationship with the Company or its subsidiaries of the type described in Item 404(b) of Regulation S-K.
Item 404(c):
With respect to Item 404(c) of Regulation S-K, there have not been any filings of the type described in Item 404(c) or any promoters of the type during the last five fiscal years.
Item 405:
Neither the Nominating Stockholder nor the Stockholder Nominees were a beneficial owner of ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act.
No late reports were filed.
(c)	The information required by Item 407(a) of Regulation S-K, Section 2.5(iv)(c)(B):
Messrs. Barton, Eastman, Flood, Nowak and Smith III are independent under the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K of the Exchange Act and the Nasdaq listing standards.
Item 8 - Compensation of Directors and Executive Officers
The information required by Item 402 of Regulation S-K with respect to the Stockholder Nominee and his associates is set forth below:
The Stockholder Nominees have not received any compensation from the Company.
DIRECT AND INDIRECT COMPENSATION AND OTHER MATERIAL MONETARY AGREEMENTS, ARRANGEMENTS AND UNDERSTANDINGS DURING THE PAST THREE YEARS, AND ANY OTHER MATERIAL RELATIONSHIPS, BETWEEN OR AMONG THE NOMINATING STOCKHOLDER, THE STOCKHOLDER ASSOCIATED PERSONS, AND/OR THE STOCKHOLDER NOMINEE
There is no direct or indirect arrangement or understanding between or among the Nominating Stockholder, the Stockholder Associated Persons and the Stockholder Nominees, including any direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, or any other material relationships, between or among the foregoing or their respective associates, or others acting in concert therewith.
B.	INFORMATION REGARDING THE NOMINATING STOCKHOLDER
1.	NAME AND ADDRESS OF THE NOMINATING STOCKHOLDER AND THE STOCKHOLDER ASSOCIATED PERSONS
The name of the Nominating Stockholder is Tonga Partners, L.P. Tonga Partners, L.P. is a Delaware Limited Partnership.
The address of the Nominating Stockholder is 245 Meriwether Circle, Alta, WY 83414. The phone number of the Nominating Stockholder is (307) 733-2284.
The names and addresses of the Stockholder Associated Persons listed in Exhibit 2 are as follows:

Stockholder Associated Person	Address
Cannell Separately-Managed Account (“Cannell SMA”)	245 Meriwether Circle Alta, WY 83414
Cuttyhunk Master Portfolio (“Cuttyhunk II”)	c/o HSBC Trustee Limited PO Box 484 HSBC House 68 West Bay Road Grand Cayman, KY1-1106 Cayman Islands

2.	CLASS AND NUMBER OF SHARES OF COMMON STOCK HELD OF RECORD AND BENEFICIALLY BY THE NOMINATING STOCKHOLDER AND THE STOCKHOLDER ASSOCIATED PERSONS
As of the date hereof, the Nominating Stockholder is the record holder of 1,000 shares of the Company’s Common Stock and the beneficial owner of a further 1,879,402 shares held in the street name. Clients advised by Tonga’s General Partner and investment advisor, Cannell Capital LLC, own in aggregate 2,340,742 shares, inclusive of Tonga’s holdings.
Exhibit 2 indicates the date of each purchase and sale of shares of Common Stock made by the Nominating Stockholder and the Stockholder Associated Persons, and the number of shares in each such purchase and sale.
The Nominating Stockholder and its Stockholder Associated Persons intend to continue to own the securities through the Annual Meeting and election of the Directors of the Board. The qualifying securities are not held for the purpose of changing control of the Company or gaining more than a limited number of seats on the Board of Directors.
3.	CERTAIN AGREEMENTS AND ARRANGEMENTS
There is no formal agreement, arrangement or understanding with respect to the Nomination between the Nominating Stockholder, the Stockholder Associated Persons, any of their affiliates or associates, the Stockholder Nominees and or others acting in concert with any of the foregoing.
There is no agreement, arrangement or understanding (including any derivative or short position, swap, profit interest, option, warrant, convertible security, stock appreciation or similar right, hedging transaction, or borrowed or loaned shares) that has been entered into as of the date hereof by, or on behalf of, either the Nominating Stockholder or the Stockholder Associated Persons, as applicable, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the effect or intent of which is to mitigate loss to, manage risk or increase or decrease the share price for the benefit of, or increase or decrease the voting power of, or economic exposure of, the Nominating Stockholder or the Stockholder Associated Persons, as applicable, with respect to shares of stock of the Company.
The Nominating Stockholder does not own beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company. To the knowledge of the Nominating Stockholder, no affiliate of the Nominating Stockholder owns any securities of the Company, except as set forth above in Section B.2.
Supplemental Disclosure of Certain Interests of the Nominating Stockholder and the Stockholder Nominee:
	(A)	None of the Nominating Stockholder, the Stockholder Associated Persons` or the Stockholder Nominees are engaged in directly or indirectly, any derivative, swap or other transaction or series of transactions, that would give the Nominating Stockholder economic risk (“Synthetic Equity Interest”) similar to ownership of shares of any class of the Company.
	(B)	Neither the Nominating Stockholder nor the Stockholder Nominees have or share any rights to vote to a proxy, agreement, arrangement, understanding or relationship of the Company pursuant to Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A except for the shares of common stock as declared in this notice.
	(C)	Neither the Nominating Stockholder nor the Stockholder Nominees have any agreement, arrangement, understanding or relationship including any repurchase or stock borrowing agreement directly or indirectly, the purpose of which is to mitigate loss to, reduce the economic risk of ownership of shares of the Company, increase or decrease the voting power of the Nominating Stockholder, with respect to the shares of the Company or which provides directly or indirectly, the opportunity to benefit from any decrease in the price of the shares of the Company (“Short Interests”).
	(D)	Neither the Nominating Stockholder nor the Stockholder Nominees are entitled to rights to dividends on the shares of Common Stock of the Company or any Synthetic Equity Interest or Short Interests if any.
	(E)	The Nominating Stockholder earns both an asset-based and a performance-based fee that it is indirectly based on any increase or decrease in the value of shares of the Company or derivative instruments related to shares of the Company. The Nominating Stockholder is a Delaware Limited Partnership which holds the shares of the Company in a diversified portfolio held on behalf of its limited partners. The shares of the Company constitute less than one-tenth (1/10th) of this portfolio. The Nominating Stockholder earns an asset-based fee of 1.5% per annum on all assets it manages for the benefit of its limited partners. The Nominating Stockholder earns a performance fee equivalent to twenty percent (20%) of all gains earned on behalf of its limited partners. These fees are subject to a so-called “High Water Mark’ and are charged annually and in arrears. In its discretion, the general partner of the Nominating Stockholder reserves the right to waive both the asset-based and performance-based fees for selected limited partners.
The Stockholder Nominees are not entitled to any fees based on any increase or decrease in the price or value of any shares of the Company, any Synthetic Equity Interests or any Short Interests.
	(F)	Mr. J. Carlo Cannell is the natural person associated with the Nominating Stockholder who is responsible for the formulation of and decision to propose the nomination (the “Responsible Person”). Mr. J. Carlo Cannell is the Managing Member of Cannell Capital LLC, which serves as the General Partner of and investment advisor to Tonga Partners, L.P.
Each of the Stockholder Nominees is a natural person.
	(G)	Neither the Nominating Stockholder nor the Stockholder Nominees have any significant equity interest or any Synthetic Equity Interest or Short Interests in any principal competitor of the Company.
	(H)	Neither the Nominating Stockholder nor the Stockholder Nominees have any direct or indirect interest in any contract with the Company, any affiliate of the Company or any principal competitor of the Company.
	(I)	Neither the Nominating Stockholder nor the Stockholder Nominees are a party or a participant to any pending or threatened litigation involving the Company, its officers, directors or any affiliates of the Company
	(J)	Neither the Nominating Stockholder nor the Stockholder Nominees have had any material transaction involving the Nominating Stockholder on one hand and the Company on the other hand, in the last twelve months.
	(K)	There have been no material discussions regarding the business proposed to be brought before the meeting between the Nominating Stockholder and any other beneficial holder of the shares of the Company.
There have been no material discussions regarding the business proposed to be brought before the meeting between the Stockholder Nominees and any other beneficial holder of the shares of the Company.
	(L)	The other information relating to the Nominating Stockholder, the Stockholder Associated Persons and the Stockholder Nominees that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the nominations by the Nominating Stockholder before the meeting pursuant to Section 14(a) of the Exchange Act have been stated in this notice.
The reason for proposing business:
The Nominating Stockholder has a material interest of ownership of Common Stock of the Company.
4.	REPRESENTATIONS OF THE NOMINATING STOCKHOLDER
The Nominating Stockholder hereby represents that, in each case, as of the date hereof:
	(i)	The Nominating Stockholder is a holder of record of stock of the Company entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination before the meeting.
	(ii)	The Nominating Stockholder may, in its sole discretion, determine to take one or more of the following actions:
		(A)	deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve or adopt the Nomination and/or elect the Stockholder Nominees or
		(B)	otherwise to solicit proxies or votes from stockholders in support of the Nomination. As of the date hereof, the Nominating Stockholder is not part of a group with respect to any of the foregoing; however, the Nominating Stockholder may, in its sole discretion determine to form a group with any other person or entity at a later date.
	(iii)	The Nominating Stockholder shall provide any information reasonably requested by the Company.
5.	DESCRIPTION OF ALL ARRANGEMENTS BETWEEN THE NOMINATING STOCKHOLDER, THE STOCKHOLDER ASSOCIATED PERSONS, THE STOCKHOLDER NOMINEE AND OTHER PERSONS PURSUANT TO WHICH THE NOMINATION IS BEING MADE
There are no agreements, arrangements or understandings between the Nominating Stockholder, the Stockholder Associated Persons, the Stockholder Nominees and/or any other persons, including with respect to (i) any agreement, arrangement or understanding, direct or indirect, with respect to this Nomination between or among the foregoing acting as part of a group (as defined in Section 13(d) of the Exchange Act) or in concert with any of the foregoing; nor is there (ii) any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the foregoing has a right to vote any shares of stock of the Company.
6.	OTHER INFORMATION REQUIRED BY THE PROXY RULES REGARDING THE NOMINATING STOCKHOLDER
Since the beginning of the Company's last fiscal year, the Nominating Stockholder has not had any material interest in any transaction, and has no material interest in any proposed transaction, to which the Company or any subsidiary of the Company was or is to be a party and in which the amount involved exceeds $120,000. The Nominating Stockholder has not had during the Company's last fiscal year any relationship with the Company or its subsidiaries of the type described in Item 404(b) of Regulation S-K.
To the best of the knowledge of the Nominating Stockholder, the Stockholder Nominees meet the director qualifications set forth in the Company’s governing documents and satisfy the objective criteria of the Nasdaq Exchange regarding Director independence.
C.	DESCRIPTION OF THE BUSINESS TO BE BROUGHT BEFORE THE ANNUAL MEETING; MATERIAL INTEREST IN SUCH BUSINESS AND THE REASONS THEREFORE.
In accordance with the By-Laws, the Nominating Stockholder does not intend to bring any other business before the Annual Meeting other than the election of the Stockholder Nominees.
* * *
The Nominating Stockholder requests written notice as soon as practicable of any alleged defect in this notice and reserves the right, following receipt of any such notice, to either challenge, or attempt as soon as practicable to cure, such alleged defect. The Nominating Stockholder reserves the right to give further notice of additional business or nominations to be conducted or made at the Annual Meeting or other meeting of the Company's stockholders, to revise the Nominations, or not to present any one or more of the Nominations.
The Nominating Stockholder agrees to timely update and supplement this notice as required under the By-Laws and to furnish such other information with respect to the Stockholder Nominees as may reasonably be required by the Company to determine the eligibility of the Stockholder Nominees to serve as directors of the Company.
Nothing herein shall be deemed to be an admission that the Nominating Stockholder, the Stockholder Nominees or the beneficial owners of any of the shares of Common Stock held of record by any participants in any proxy solicitation by the Nominating Stockholder pursuant to Regulation 14A under the Exchange Act, constitute a “)group”) within the meaning of Section 13(d) of the Exchange Act or the rules and regulations thereunder or of any provision of the Delaware General Corporation Law.
Please direct any questions regarding the information included in this notice to Mr. Stephen C. Wagstaff, Chief Financial Officer of Cannell Capital LLC and Investment Advisor to Tonga Partners, L.P, 245 Meriwether Circle, Alta, Wyoming 83414. Electronic copies of such correspondence should be directed to info@cannellcap.com. Please email or fax to confirm receipt of this notice to info@cannellcap.com or (307) 264-0600 at the earliest.
* * *
IN WITNESS WHEREOF, the Nominating Stockholder has caused this notice to be duly executed on this 25th day of February 2019.

TONGA PARTNERS, L.P.
By: /s/ J. Carlo Cannell
James Carlo Cannell Managing Member of Cannell Capital LLC The General Partner of Tonga Partners, L.P.

Exhibit 1

Consent to Serving as Nominee and Director

I consent to being named in Hudson Global, Inc.’s Proxy Statement as a nominee and to serving as a director if elected.

I confirm my understanding that the provisions of the Company’s governing documents must be complied with and satisfied in order for me to qualify and be properly nominated as a director of the Company.

The answers to the foregoing questions are complete and accurate to the best of my knowledge and belief. I will notify the Company if any of my responses change. In the absence of notice from me concerning any changes in the foregoing answers following the date of this Questionnaire, the Company is to understand that the information appearing therein remains, to the best of my knowledge and belief, accurate and complete.

Printed Name: John Barton
Signature: /s/ John Barton

Dated: February 25, 2019

Exhibit 1

Consent to Serving as Nominee and Director

I consent to being named in Hudson Global, Inc.’s Proxy Statement as a nominee and to serving as a director if elected.

I confirm my understanding that the provisions of the Company’s governing documents must be complied with and satisfied in order for me to qualify and be properly nominated as a director of the Company.

The answers to the foregoing questions are complete and accurate to the best of my knowledge and belief. I will notify the Company if any of my responses change. In the absence of notice from me concerning any changes in the foregoing answers following the date of this Questionnaire, the Company is to understand that the information appearing therein remains, to the best of my knowledge and belief, accurate and complete.

Printed Name: Gerard Eastman
Signature: /s/ Gerard Eastman

Dated: February 25, 2019

Exhibit 1

Consent to Serving as Nominee and Director

I consent to being named in Hudson Global, Inc.’s Proxy Statement as a nominee and to serving as a director if elected.

I confirm my understanding that the provisions of the Company’s governing documents must be complied with and satisfied in order for me to qualify and be properly nominated as a director of the Company.

The answers to the foregoing questions are complete and accurate to the best of my knowledge and belief. I will notify the Company if any of my responses change. In the absence of notice from me concerning any changes in the foregoing answers following the date of this Questionnaire, the Company is to understand that the information appearing therein remains, to the best of my knowledge and belief, accurate and complete.

Printed Name: John Flood
Signature: /s/ John Flood

Dated: February 25, 2019

Exhibit 1

Consent to Serving as Nominee and Director

I consent to being named in Hudson Global, Inc.’s Proxy Statement as a nominee and to serving as a director if elected.

I confirm my understanding that the provisions of the Company’s governing documents must be complied with and satisfied in order for me to qualify and be properly nominated as a director of the Company.

The answers to the foregoing questions are complete and accurate to the best of my knowledge and belief. I will notify the Company if any of my responses change. In the absence of notice from me concerning any changes in the foregoing answers following the date of this Questionnaire, the Company is to understand that the information appearing therein remains, to the best of my knowledge and belief, accurate and complete.

Printed Name: Jeremy Nowak
Signature: /s/ Jeremy Nowak

Dated: February 25, 2019

Exhibit 1

Consent to Serving as Nominee and Director

I consent to being named in Hudson Global, Inc.’s Proxy Statement as a nominee and to serving as a director if elected.

I confirm my understanding that the provisions of the Company’s governing documents must be complied with and satisfied in order for me to qualify and be properly nominated as a director of the Company.

The answers to the foregoing questions are complete and accurate to the best of my knowledge and belief. I will notify the Company if any of my responses change. In the absence of notice from me concerning any changes in the foregoing answers following the date of this Questionnaire, the Company is to understand that the information appearing therein remains, to the best of my knowledge and belief, accurate and complete.

Printed Name: Theodore Smith III
Signature: /s/ Theodore Smith III

Dated: February 25, 2019

Exhibit 2

The following table indicates the date of each purchase and sale of shares of Common Stock made by the Nominating Stockholder and the Stockholder Associated Persons, and the number of shares in each such purchase and sale.

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cannell SMA	Buy	06/18/2014	1,171
Cuttyhunk II	Buy	06/18/2014	1,309
Tonga	Buy	06/18/2014	2,559
Cannell SMA	Buy	06/19/2014	1,575
Cuttyhunk II	Buy	06/19/2014	1,759
Tonga	Buy	06/19/2014	3,438
Cannell SMA	Buy	06/20/2014	46
Cuttyhunk II	Buy	06/20/2014	51
Tonga	Buy	06/20/2014	103
Cannell SMA	Buy	06/23/2014	325
Cuttyhunk II	Buy	06/23/2014	363
Tonga	Buy	06/23/2014	712
Cannell SMA	Buy	06/24/2014	77
Cuttyhunk II	Buy	06/24/2014	86
Tonga	Buy	06/24/2014	169
Cannell SMA	Buy	06/25/2014	744
Cuttyhunk II	Buy	06/25/2014	831
Tonga	Buy	06/25/2014	1,625
Cannell SMA	Buy	06/26/2014	1,250
Cuttyhunk II	Buy	06/26/2014	1,396
Tonga	Buy	06/26/2014	2,729
Cannell SMA	Buy	06/27/2014	32,525
Cuttyhunk II	Buy	06/27/2014	36,340
Tonga	Buy	06/27/2014	70,968
Cannell SMA	Buy	06/30/2014	46
Cuttyhunk II	Buy	06/30/2014	51
Tonga	Buy	06/30/2014	103
Cannell SMA	Buy	07/02/2014	803
Cuttyhunk II	Buy	07/02/2014	898
Tonga	Buy	07/02/2014	1,755
Cannell SMA	Buy	07/03/2014	135
Cuttyhunk II	Buy	07/03/2014	151
Tonga	Buy	07/03/2014	298
Cannell SMA	Buy	07/07/2014	550
Cuttyhunk II	Buy	07/07/2014	615
Tonga	Buy	07/07/2014	1,202

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cannell SMA	Buy	07/08/2014	2,580
Cuttyhunk II	Buy	07/08/2014	2,883
Tonga	Buy	07/08/2014	5,630
Cannell SMA	Buy	07/09/2014	907
Cuttyhunk II	Buy	07/09/2014	1,013
Tonga	Buy	07/09/2014	1,980
Cannell SMA	Buy	07/10/2014	325
Cuttyhunk II	Buy	07/10/2014	363
Tonga	Buy	07/10/2014	712
Cannell SMA	Buy	07/14/2014	391
Cuttyhunk II	Buy	07/14/2014	441
Tonga	Buy	07/14/2014	868
Cannell SMA	Buy	07/16/2014	558
Cuttyhunk II	Buy	07/16/2014	629
Tonga	Buy	07/16/2014	1,238
Cannell SMA	Buy	07/17/2014	1,150
Cuttyhunk II	Buy	07/17/2014	1,297
Tonga	Buy	07/17/2014	2,553
Cannell SMA	Buy	07/18/2014	1,150
Cuttyhunk II	Buy	07/18/2014	1,297
Tonga	Buy	07/18/2014	2,553
Cannell SMA	Buy	07/21/2014	691
Cuttyhunk II	Buy	07/21/2014	779
Tonga	Buy	07/21/2014	1,533
Cannell SMA	Buy	07/22/2014	16
Cuttyhunk II	Buy	07/22/2014	18
Tonga	Buy	07/22/2014	38
Cannell SMA	Buy	07/25/2014	449
Cuttyhunk II	Buy	07/25/2014	506
Tonga	Buy	07/25/2014	997
Cannell SMA	Buy	07/31/2014	6,076
Cuttyhunk II	Buy	07/31/2014	6,853
Tonga	Buy	07/31/2014	13,476
Cannell SMA	Buy	08/01/2014	2,838
Cuttyhunk II	Buy	08/01/2014	3,201
Tonga	Buy	08/01/2014	6,296
Cannell SMA	Buy	09/17/2014	5,488
Cuttyhunk II	Buy	09/17/2014	6,554
Tonga	Buy	09/17/2014	12,438
Cannell SMA	Buy	09/18/2014	63,622
Cuttyhunk II	Buy	09/18/2014	75,984
Tonga	Buy	09/18/2014	144,189

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cannell SMA	Buy	09/19/2014	1,277
Cuttyhunk II	Buy	09/19/2014	1,526
Tonga	Buy	09/19/2014	2,897
Cannell SMA	Buy	09/22/2014	257
Cuttyhunk II	Buy	09/22/2014	307
Tonga	Buy	09/22/2014	586
Cannell SMA	Buy	09/23/2014	1,116
Cuttyhunk II	Buy	09/23/2014	1,333
Tonga	Buy	09/23/2014	2,533
Cannell SMA	Buy	09/24/2014	22,400
Cuttyhunk II	Buy	09/24/2014	26,752
Tonga	Buy	09/24/2014	50,761
Cannell SMA	Buy	09/25/2014	247
Cuttyhunk II	Buy	09/25/2014	293
Tonga	Buy	09/25/2014	560
Cannell SMA	Buy	10/07/2014	1,059
Cuttyhunk II	Buy	10/07/2014	1,252
Tonga	Buy	10/07/2014	2,389
Cannell SMA	Buy	10/08/2014	1
Cuttyhunk II	Buy	10/08/2014	1
Tonga	Buy	10/08/2014	3
Cannell SMA	Buy	10/09/2014	90
Cuttyhunk II	Buy	10/09/2014	106
Tonga	Buy	10/09/2014	204
Cannell SMA	Buy	10/10/2014	11
Cuttyhunk II	Buy	10/10/2014	13
Tonga	Buy	10/10/2014	26
Cannell SMA	Buy	10/13/2014	610
Cuttyhunk II	Buy	10/13/2014	721
Tonga	Buy	10/13/2014	1,377
Cannell SMA	Buy	10/14/2014	5,274
Cuttyhunk II	Buy	10/14/2014	6,237
Tonga	Buy	10/14/2014	11,889
Cannell SMA	Buy	10/15/2014	33,853
Cuttyhunk II	Buy	10/15/2014	40,031
Tonga	Buy	10/15/2014	76,306
Cannell SMA	Buy	10/16/2014	3,610
Cuttyhunk II	Buy	10/16/2014	4,268
Tonga	Buy	10/16/2014	8,137
Cannell SMA	Buy	10/20/2014	4,021
Cuttyhunk II	Buy	10/20/2014	4,754
Tonga	Buy	10/20/2014	9,063

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cannell SMA	Buy	10/22/2014	2,254
Cuttyhunk II	Buy	10/22/2014	2,665
Tonga	Buy	10/22/2014	5,081
Cannell SMA	Buy	10/23/2014	45,202
Cuttyhunk II	Buy	10/23/2014	53,381
Tonga	Buy	10/23/2014	101,417
Cannell SMA	Buy	10/29/2014	23
Cuttyhunk II	Buy	10/29/2014	26
Tonga	Buy	10/29/2014	53
Cannell SMA	Buy	10/31/2014	1,206
Cuttyhunk II	Buy	10/31/2014	1,363
Tonga	Buy	10/31/2014	2,631
Cannell SMA	Buy	11/03/2014	2,575
Cuttyhunk II	Buy	11/03/2014	2,909
Tonga	Buy	11/03/2014	5,616
Cannell SMA	Buy	11/04/2014	626
Cuttyhunk II	Buy	11/04/2014	707
Tonga	Buy	11/04/2014	1,367
Cannell SMA	Buy	11/05/2014	656
Cuttyhunk II	Buy	11/05/2014	742
Tonga	Buy	11/05/2014	1,432
Cannell SMA	Buy	11/06/2014	2,381
Cuttyhunk II	Buy	11/06/2014	2,690
Tonga	Buy	11/06/2014	5,184
Cannell SMA	Buy	11/26/2014	30,007
Cuttyhunk II	Buy	11/26/2014	35,356
Tonga	Buy	11/26/2014	68,508
Cannell SMA	Buy	11/28/2014	1,880
Cuttyhunk II	Buy	11/28/2014	2,215
Tonga	Buy	11/28/2014	4,293
Cannell SMA	Buy	12/01/2014	28,064
Cuttyhunk II	Buy	12/01/2014	33,067
Tonga	Buy	12/01/2014	64,069
Cannell SMA	Buy	12/02/2014	640
Cuttyhunk II	Buy	12/02/2014	754
Tonga	Buy	12/02/2014	1,462
Cannell SMA	Buy	12/03/2014	930
Cuttyhunk II	Buy	12/03/2014	1,096
Tonga	Buy	12/03/2014	2,124

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cannell SMA	Buy	12/05/2014	1,412
Cuttyhunk II	Buy	12/05/2014	1,664
Tonga	Buy	12/05/2014	3,224
Cannell SMA	Buy	12/08/2014	896
Cuttyhunk II	Buy	12/08/2014	1,056
Tonga	Buy	12/08/2014	2,048
Cannell SMA	Buy	12/09/2014	336
Cuttyhunk II	Buy	12/09/2014	396
Tonga	Buy	12/09/2014	768
Cannell SMA	Buy	12/10/2014	1,793
Cuttyhunk II	Buy	12/10/2014	2,113
Tonga	Buy	12/10/2014	4,094
Cannell SMA	Buy	12/11/2014	672
Cuttyhunk II	Buy	12/11/2014	792
Tonga	Buy	12/11/2014	1,536
Cannell SMA	Buy	12/12/2014	1,502
Cuttyhunk II	Buy	12/12/2014	1,770
Tonga	Buy	12/12/2014	3,433
Cuttyhunk II	Buy	12/15/2014	3,966
Tonga	Buy	12/15/2014	7,439
Cuttyhunk II	Buy	12/18/2014	2,229
Tonga	Buy	12/18/2014	4,182
Cuttyhunk II	Buy	12/19/2014	69
Tonga	Buy	12/19/2014	131
Cuttyhunk II	Buy	12/22/2014	2,086
Tonga	Buy	12/22/2014	3,914
Cuttyhunk II	Buy	12/23/2014	2,782
Tonga	Buy	12/23/2014	5,218
Cuttyhunk II	Buy	12/24/2014	1,043
Tonga	Buy	12/24/2014	1,957
Cuttyhunk II	Buy	12/26/2014	3,478
Tonga	Buy	12/26/2014	6,522
Cuttyhunk II	Buy	12/29/2014	4,904
Tonga	Buy	12/29/2014	9,196
Cuttyhunk II	Buy	12/30/2014	1,913
Tonga	Buy	12/30/2014	3,587
Cuttyhunk II	Buy	01/05/2015	904
Tonga	Buy	01/05/2015	1,696
Cuttyhunk II	Buy	01/06/2015	1,462
Tonga	Buy	01/06/2015	2,742
Cuttyhunk II	Buy	01/07/2015	2,462
Tonga	Buy	01/07/2015	4,614
Cannell SMA	Sell	01/12/2015	163

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cuttyhunk II	Sell	01/12/2015	184
Tonga	Sell	01/12/2015	353
Cannell SMA	Sell	01/13/2015	4,650
Cuttyhunk II	Sell	01/13/2015	5,238
Tonga	Sell	01/13/2015	10,012
Cannell SMA	Buy	01/26/2015	27,127
Cuttyhunk II	Buy	01/26/2015	32,839
Tonga	Buy	01/26/2015	64,055
Cannell SMA	Buy	01/27/2015	24,964
Cuttyhunk II	Buy	01/27/2015	32,753
Tonga	Buy	01/27/2015	65,433
Cannell SMA	Sell	03/26/2015	15,652
Cuttyhunk II	Sell	03/26/2015	4,651
Tonga	Sell	03/26/2015	11,264
Cannell SMA	Sell	03/27/2015	7,823
Cuttyhunk II	Sell	03/27/2015	2,324
Tonga	Sell	03/27/2015	5,630
Cannell SMA	Sell	03/30/2015	3,105
Cuttyhunk II	Sell	03/30/2015	924
Tonga	Sell	03/30/2015	2,237
Cannell SMA	Sell	03/31/2015	2,903
Cuttyhunk II	Sell	03/31/2015	1,299
Tonga	Sell	03/31/2015	2,798
Cannell SMA	Buy	05/07/2015	438
Cuttyhunk II	Buy	05/07/2015	566
Tonga	Buy	05/07/2015	1,076
Cannell SMA	Buy	05/08/2015	1,999
Cuttyhunk II	Buy	05/08/2015	2,582
Tonga	Buy	05/08/2015	4,904
Cannell SMA	Buy	05/11/2015	3,676
Cuttyhunk II	Buy	05/11/2015	4,748
Tonga	Buy	05/11/2015	9,011
Cannell SMA	Buy	06/17/2015	15,104
Cuttyhunk II	Buy	06/17/2015	21,503
Tonga	Buy	06/17/2015	39,790
Cannell SMA	Buy	06/18/2015	3,896
Cuttyhunk II	Buy	06/18/2015	5,547
Tonga	Buy	06/18/2015	10,266
Cannell SMA	Buy	06/19/2015	3,954
Cuttyhunk II	Buy	06/19/2015	5,629
Tonga	Buy	06/19/2015	10,417
Cannell SMA	Buy	06/22/2015	3,954
Cuttyhunk II	Buy	06/22/2015	5,629
Tonga	Buy	06/22/2015	10,417

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cannell SMA	Buy	06/23/2015	2,287
Cuttyhunk II	Buy	06/23/2015	3,255
Tonga	Buy	06/23/2015	6,025
Cannell SMA	Buy	06/24/2015	3,954
Cuttyhunk II	Buy	06/24/2015	5,629
Tonga	Buy	06/24/2015	10,417
Cannell SMA	Buy	06/25/2015	2,708
Cuttyhunk II	Buy	06/25/2015	3,856
Tonga	Buy	06/25/2015	7,136
Cannell SMA	Buy	06/26/2015	2,590
Cuttyhunk II	Buy	06/26/2015	3,687
Tonga	Buy	06/26/2015	6,823
Cannell SMA	Buy	06/29/2015	1,028
Cuttyhunk II	Buy	06/29/2015	1,463
Tonga	Buy	06/29/2015	2,709
Cannell SMA	Buy	07/01/2015	790
Cuttyhunk II	Buy	07/01/2015	1,125
Tonga	Buy	07/01/2015	2,085
Cannell SMA	Buy	07/02/2015	4,943
Cuttyhunk II	Buy	07/02/2015	7,037
Tonga	Buy	07/02/2015	13,020
Cannell SMA	Buy	07/06/2015	1,977
Cuttyhunk II	Buy	07/06/2015	2,814
Tonga	Buy	07/06/2015	5,209
Cannell SMA	Buy	07/07/2015	1,581
Cuttyhunk II	Buy	07/07/2015	2,251
Tonga	Buy	07/07/2015	4,168
Cannell SMA	Buy	08/25/2015	6,300
Cuttyhunk II	Buy	08/25/2015	11,090
Tonga	Buy	08/25/2015	35,110
Cannell SMA	Buy	08/27/2015	792
Cuttyhunk II	Buy	08/27/2015	1,395
Tonga	Buy	08/27/2015	4,417
Cannell SMA	Buy	08/28/2015	1,200
Cuttyhunk II	Buy	08/28/2015	2,112
Tonga	Buy	08/28/2015	6,688
Cannell SMA	Buy	08/31/2015	664
Cuttyhunk II	Buy	08/31/2015	1,168
Tonga	Buy	08/31/2015	3,697

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cannell SMA	Buy	09/02/2015	844
Cuttyhunk II	Buy	09/02/2015	1,486
Tonga	Buy	09/02/2015	4,697
Cuttyhunk II	Sell	09/25/2015	686
Tonga	Sell	09/25/2015	14
Cuttyhunk II	Sell	10/05/2015	9,184
Tonga	Sell	10/05/2015	580
Cuttyhunk II	Sell	10/06/2015	3,668
Tonga	Sell	10/06/2015	232
Cuttyhunk II	Sell	10/07/2015	11,200
Tonga	Sell	10/07/2015	708
Cuttyhunk II	Sell	10/08/2015	1,734
Tonga	Sell	10/08/2015	109
Cuttyhunk II	Sell	11/11/2015	2,198
Tonga	Sell	11/11/2015	139
Cuttyhunk II	Sell	11/13/2015	3,025
Tonga	Sell	11/13/2015	191
Cuttyhunk II	Sell	11/16/2015	6,113
Tonga	Sell	11/16/2015	387
Cuttyhunk II	Sell	11/17/2015	471
Tonga	Sell	11/17/2015	29
Cuttyhunk II	Sell	11/18/2015	377
Tonga	Sell	11/18/2015	23
Cuttyhunk II	Sell	11/19/2015	659
Tonga	Sell	11/19/2015	41
Cuttyhunk II	Sell	11/20/2015	565
Tonga	Sell	11/20/2015	35
Cuttyhunk II	Sell	11/23/2015	283
Tonga	Sell	11/23/2015	17
Cannell SMA	Sell	02/19/2016	5,424
Tonga	Buy	02/19/2016	5,424
Cannell SMA	Sell	02/22/2016	5,414
Tonga	Buy	02/22/2016	5,414
Cannell SMA	Sell	02/23/2016	5,512
Tonga	Buy	02/23/2016	5,512
Cannell SMA	Sell	02/24/2016	5,462
Tonga	Buy	02/24/2016	5,462
Cannell SMA	Sell	02/25/2016	5,332
Tonga	Buy	02/25/2016	5,332

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cannell SMA	Sell	02/26/2016	5,284
Tonga	Buy	02/26/2016	5,284
Cannell SMA	Sell	02/29/2016	5,209
Tonga	Buy	02/29/2016	5,209
Cannell SMA	Sell	03/01/2016	5,218
Tonga	Buy	03/01/2016	5,218
Cannell SMA	Sell	03/02/2016	5,208
Tonga	Buy	03/02/2016	5,208
Cannell SMA	Sell	03/03/2016	4,668
Tonga	Buy	03/03/2016	4,668
Cannell SMA	Sell	03/04/2016	4,631
Tonga	Buy	03/04/2016	4,631
Cannell SMA	Sell	03/07/2016	4,500
Tonga	Buy	03/07/2016	4,500
Cannell SMA	Sell	03/08/2016	4,740
Tonga	Buy	03/08/2016	4,740
Cannell SMA	Sell	03/09/2016	4,824
Tonga	Buy	03/09/2016	4,824
Cannell SMA	Sell	03/15/2016	333,417
Cuttyhunk II	Sell	08/03/2016	43,900
Cuttyhunk II	Sell	08/05/2016	100
Cuttyhunk II	Sell	08/09/2016	500
Tonga	Buy	08/12/2016	5,000
Cuttyhunk II	Buy	11/30/2016	16,525
Tonga	Buy	11/30/2016	383,475
Cuttyhunk II	Sell	01/18/2017	3,500
Cuttyhunk II	Buy	01/19/2017	11,491
Cuttyhunk II	Sell	10/20/2017	5,500
Cuttyhunk II	Sell	10/23/2017	200
Cuttyhunk II	Sell	10/24/2017	19,008
Cuttyhunk II	Sell	10/25/2017	10,000
Cuttyhunk II	Sell	10/26/2017	10,000
Cuttyhunk II	Sell	10/27/2017	10,000
Cuttyhunk II	Buy	12/18/2017	62,104
Tonga	Buy	12/18/2017	217,696
Cuttyhunk II	Sell	01/23/2018	5,751
Tonga	Sell	01/23/2018	466
Cuttyhunk II	Sell	01/24/2018	10,239
Tonga	Sell	01/24/2018	831

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cuttyhunk II	Sell	01/26/2018	5,114
Tonga	Sell	01/26/2018	18,525
Cuttyhunk II	Sell	01/29/2018	5,409
Tonga	Sell	01/29/2018	19,591
Cuttyhunk II	Sell	01/30/2018	8,551
Tonga	Sell	01/30/2018	30,975
Cuttyhunk II	Sell	01/31/2018	640
Tonga	Sell	01/31/2018	2,320
Cuttyhunk II	Sell	02/01/2018	67
Tonga	Sell	02/01/2018	243
Cuttyhunk II	Sell	02/02/2018	454
Tonga	Sell	02/02/2018	1,646
Cuttyhunk II	Sell	02/05/2018	1,271
Tonga	Sell	02/05/2018	4,604
Cuttyhunk II	Sell	02/09/2018	998
Tonga	Sell	02/09/2018	3,615
Cuttyhunk II	Sell	02/12/2018	21
Tonga	Sell	02/12/2018	79
Cuttyhunk II	Sell	02/15/2018	21
Tonga	Sell	02/15/2018	79
Cuttyhunk II	Sell	03/05/2018	3,243
Tonga	Sell	03/05/2018	11,757
Cuttyhunk II	Sell	03/06/2018	13,633
Tonga	Sell	03/06/2018	49,370
Cuttyhunk II	Sell	03/07/2018	1,688
Tonga	Sell	03/07/2018	6,112
Cuttyhunk II	Sell	03/08/2018	476
Tonga	Sell	03/08/2018	1,724
Cuttyhunk II	Sell	03/09/2018	1,644
Tonga	Sell	03/09/2018	5,956
Cuttyhunk II	Sell	03/12/2018	67
Tonga	Sell	03/12/2018	244
Cuttyhunk II	Sell	03/14/2018	3,171
Tonga	Sell	03/14/2018	11,483
Cuttyhunk II	Sell	03/16/2018	5
Tonga	Sell	03/16/2018	22
Cuttyhunk II	Sell	03/19/2018	1
Tonga	Sell	03/19/2018	5
Cuttyhunk II	Sell	03/21/2018	86
Tonga	Sell	03/21/2018	314

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cuttyhunk II	Buy	07/12/2018	8
Tonga	Buy	07/12/2018	7,088
Cuttyhunk II	Buy	07/13/2018	3
Tonga	Buy	07/13/2018	3,197
Cuttyhunk II	Buy	07/16/2018	6
Tonga	Buy	07/16/2018	5,974
Cuttyhunk II	Buy	07/17/2018	30
Tonga	Buy	07/17/2018	27,091
Tonga	Buy	07/18/2018	80
Tonga	Buy	07/20/2018	200
Cuttyhunk II	Buy	07/24/2018	7
Tonga	Buy	07/24/2018	6,193
Cuttyhunk II	Buy	07/26/2018	1
Tonga	Buy	07/26/2018	1,199
Cuttyhunk II	Buy	07/27/2018	7
Tonga	Buy	07/27/2018	6,193
Cuttyhunk II	Buy	07/30/2018	7
Tonga	Buy	07/30/2018	6,893
Cuttyhunk II	Buy	07/31/2018	28
Tonga	Buy	07/31/2018	24,972
Cuttyhunk II	Buy	08/01/2018	39
Tonga	Buy	08/01/2018	34,283
Cuttyhunk II	Buy	08/02/2018	25
Tonga	Buy	08/02/2018	21,475
Cuttyhunk II	Buy	08/03/2018	9
Tonga	Buy	08/03/2018	8,191
Tonga	Buy	08/06/2018	200
Tonga	Buy	08/07/2018	400
Cuttyhunk II	Buy	08/08/2018	34
Tonga	Buy	08/08/2018	29,564
Cuttyhunk II	Buy	08/14/2018	2
Tonga	Buy	08/14/2018	1,822
Cuttyhunk II	Buy	08/15/2018	8
Tonga	Buy	08/15/2018	7,092
Cuttyhunk II	Buy	08/16/2018	7
Tonga	Buy	08/16/2018	6,193
Cuttyhunk II	Buy	08/17/2018	5
Tonga	Buy	08/17/2018	4,655
Cuttyhunk II	Buy	08/20/2018	8
Tonga	Buy	08/20/2018	6,592

Nominating Stockholder or Stockholder Associated Persons	Transactions	Date	Quantity
Cuttyhunk II	Buy	10/24/2018	3,547
Tonga	Buy	10/24/2018	13,653
Cuttyhunk II	Buy	10/25/2018	4,022
Tonga	Buy	10/25/2018	15,480
Cuttyhunk II	Buy	10/26/2018	898
Tonga	Buy	10/26/2018	3,458
Cuttyhunk II	Buy	10/29/2018	1,257
Tonga	Buy	10/29/2018	4,840
Cuttyhunk II	Buy	10/31/2018	1,010
Tonga	Buy	10/31/2018	3,888
Cuttyhunk II	Buy	11/01/2018	20
Tonga	Buy	11/01/2018	80
Cuttyhunk II	Buy	11/02/2018	586
Tonga	Buy	11/02/2018	2,255
Cuttyhunk II	Buy	11/09/2018	4,599
Tonga	Buy	11/09/2018	17,701
Cuttyhunk II	Buy	11/12/2018	4,744
Tonga	Buy	11/12/2018	18,256
Cuttyhunk II	Buy	11/13/2018	1,528
Tonga	Buy	11/13/2018	5,883
Cuttyhunk II	Buy	11/14/2018	1,961
Tonga	Buy	11/14/2018	7,512
Cuttyhunk II	Buy	11/15/2018	263
Tonga	Buy	11/15/2018	1,011
Cuttyhunk II	Buy	11/16/2018	106